SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]

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BOND/TAX FREE
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Scudder Massachusetts
Tax Free Fund









Semiannual Report
September 30, 2000

The fund seeks income that is exempt from Massachusetts personal and regular federal income taxes.

Contents
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      4     Letter from the Fund's President
      6     Performance Update
      8     Portfolio Summary
      9     Portfolio Management Discussion
     13     Glossary of Investment Terms
     14     Investment Portfolio
     22     Financial Statements
     25     Financial Highlights
     26     Notes to Financial Statements
     32     Shareholder Meeting Results
     33     Officers and Trustees
     34     Investment Products and Services
     36     Account Management Resources

Scudder Massachusetts Tax Free Fund

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ticker symbol SCMAX                                              fund number 012
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Date of Inception:    o  Scudder Massachusetts Tax Free Fund posted a total
5/28/87 return of 3.39% for its most recent semiannual period ended September 30, 2000. The average return of 57 similar funds tracked by Lipper Analytical Services was 3.46%.

Total Net Assets as   o  As of September 30, 2000, Scudder Massachusetts Tax
of 9/30/00:              Free Fund's 30-day net annualized SEC yield was 4.62%,
$460 million             equivalent to an 8.12% taxable yield for Massachusetts
                         investors subject to the 43.13% combined federal and state income tax rate.

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30-Day Yield on September 30, 2000
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THE ORIGINAL DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART DATA:

                     4.62%               8.12%
--------------------------------------------------------------------------------

                    Scudder           Taxable Yield
                 Massachusetts       Needed to Equal
                 Tax Free Fund      the Fund's Yield

--------------------------------------------------------------------------------

                      o Scudder Massachusetts Tax Free Fund received a four-star rating from Morningstar(TM), reflecting "above average" risk-adjusted performance through September 30, 2000.*

* For your information, these ratings are subject to change every month and are calculated from the fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The fund received four stars for three-year performance, five stars for five-year performance, and four stars for 10-year performance, and was rated among 1720, 1472, and 424 municipal funds for the respective periods. Of the funds rated, the top 10% received five stars, and the next 22.5% received four stars. Past performance does not guarantee future returns.

Letter from the Fund's President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report to you on Scudder Massachusetts Tax Free Fund's most recent semiannual period ended September 30, 2000. The fund posted a 3.39% total return for the period, and remains the number one Massachusetts tax-exempt fund for total return over the ten-year period ended September 30. The fund has also posted impressive returns over one-, three-, and five-year periods, within the top 20% of similar funds according to Lipper Analytical Services.

Scudder Massachusetts Tax Free Fund seeks income exempt from Massachusetts personal and regular federal income taxes. It does this by investing most of its assets in a broadly diversified portfolio of Massachusetts municipal bonds that finance public transportation, road and bridge construction, state colleges and universities, hospitals, and other projects or entities. The fund's managers look for securities that appear to offer the best total return potential, and normally prefer those that cannot be called in before maturity. In making decisions, the managers weigh a number of factors against each other, from national and state economic outlooks to supply and demand within the municipal market. Please see the Portfolio Management Discussion beginning on page 9 for additional information on the fund's performance, strategy, and outlook.

In closing, we thought you'd like to know that municipal bonds currently represent attractive value when compared with U.S. government securities: Yields of 10-year municipal bonds were 82.8% as high as yields of comparable Treasuries as of September 30. This means that -- on an after-tax basis -- an individual in an income tax bracket higher than 17% would be better off owning municipal securities over Treasuries. Of course, Treasury securities are backed by the full faith and credit of the U.S. government, but municipal bonds are considered "next in line" in terms of creditworthiness. And with their superior liquidity and diversification compared with the holding of individual bonds, municipal bond funds represent a convenient way to seek attractive yields and steady total returns.

Thank you for investing with Scudder Massachusetts Tax Free Fund. If you have any questions regarding the fund, please call 1-800-SCUDDER, or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin
President
Scudder Massachusetts Tax Free Fund

Performance Update
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                                                              September 30, 2000

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Growth of a $10,000 Investment
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

      Scudder Massachusetts               Lehman Brothers
         Tax Free Fund                 Municipal Bond Index*

 '90       10000                            10000
 '91       11335                            11318
 '92       12705                            12503
 '93       14676                            14096
 '94       14183                            13752
 '95       15761                            15291
 '96       16741                            16213
 '97       18144                            17679
 '98       19674                            19220
 '99       19390                            19085
 '00       20452                            20259

                        Yearly periods ended September 30

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Fund Index Comparison
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                                                         Total Return
                               Growth of                             Average
Period ended 9/30/2000          $10,000             Cumulative        Annual
--------------------------------------------------------------------------------
Scudder Massachusetts Tax Free Fund
--------------------------------------------------------------------------------
1 year                         $  10,548                5.48%         5.48%
--------------------------------------------------------------------------------
5 year                         $  12,977               29.77%         5.35%
--------------------------------------------------------------------------------
10 year                        $  20,452              104.52%         7.42%
--------------------------------------------------------------------------------
Lehman Brothers Municipal Bond Index*
--------------------------------------------------------------------------------
1 year                         $  10,616                6.16%         6.16%
--------------------------------------------------------------------------------
5 year                         $  13,249               32.49%         5.78%
--------------------------------------------------------------------------------
10 year                        $  20,259              102.59%         7.31%
--------------------------------------------------------------------------------

* The unmanaged Lehman Brothers Municipal Bond Index is a market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

     All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the five-year and the ten year periods would have been lower.

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

                        Yearly periods ended September 30

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER MASSACHUSETTS TAX FREE FUND TOTAL RETURN (%) AND LEHMAN BROTHERS MUNICIPAL BOND INDEX TOTAL RETURN (%)

BAR CHART DATA:

                1991  1992   1993   1994   1995   1996  1997   1998   1999   2000
------------------------------------------------------------------------------------
Fund Total
Return (%)      13.35 12.09  15.51  -3.36  11.12   6.22  8.38   8.44  -1.45   5.48
------------------------------------------------------------------------------------
Index Total
Return (%)      13.19 10.45  12.74  -2.44  11.18   6.04  9.04   8.72   -.70   6.16
------------------------------------------------------------------------------------
Net Asset
Value ($)       12.74 13.28  14.24  12.95  13.63  13.75 14.17  14.64  13.71  13.72
------------------------------------------------------------------------------------
Income
Dividends ($)     .82   .83    .84    .78    .72    .71   .70    .70    .68    .70
------------------------------------------------------------------------------------
Capital Gains
Distributions
($)               .04   .12    .18    .04     --     --    --     --    .05    .02
------------------------------------------------------------------------------------

Portfolio Summary
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                                                              September 30, 2000

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Diversification
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                                                           The fund invests in a
                                                              broad selection of
                                                                   Massachusetts
                                                                municipal bonds.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    State General Obligations/
    Lease                       18%
    Water/Sewer Revenue         14%
    Hospital/Health             12%
    Other General Obligation     8%
    Higher Education             7%
    Housing Finance Authority    7%
    Sales/Special Tax            6%
    Electric Utility Revenue     4%
    Port/Airport Revenue         4%
    Resource Recovery            3%
    Other Municipal             17%
------------------------------------
                               100%
------------------------------------


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Quality
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                                                               Overall portfolio
                                                           quality remains high,
                                                           with 82% of portfolio
                                                           securities rated A or
                                                                    better as of
                                                                   September 30.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    AAA                         45%
    AA                          23%
    A                           14%
    BBB                         11%
    CCC+                         1%
    Not Rated                    6%
------------------------------------
                               100%
------------------------------------

    Weighted average quality: AA


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Effective Maturity
--------------------------------------------------------------------------------
                                                                 A comparatively
                                                        high percentage of bonds
                                                         with maturities between
                                                         8 and 14 years produced
                                                         a positive total return
                                                                   for the fund.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Less than 1 year             3%
    1-5 years                   31%
    5-10 years                  28%
    10-15 years                 21%
    15 years or greater         17%
------------------------------------
                               100%
------------------------------------

    Weighted average effective
    maturity: 9.2 years



For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                              September 30, 2000

Dear Shareholders,

The municipal bond market recorded respectable gains during Scudder Massachusetts Tax Free Fund's most recent semiannual period. The fund's total return for the six months ended September 30, 2000, was 3.39%, compared with the 3.46% average return of 57 similar funds as tracked by Lipper Analytical Services, Inc. The fund's 30-day SEC yield as of September 30 was 4.62%, equivalent to an 8.12% taxable yield for Massachusetts investors subject to the 43.13% combined federal and state income tax rate.

Though the fund slightly underperformed its peer group during the six-month period, it ranked in the top 20% of similar Massachusetts tax-free funds over the one-, three-, five-, and ten-year periods ended September 30, 2000. The fund also continues to be ranked number one in total return for the ten-year period ended September 30. Please see the accompanying table for additional information concerning the fund's returns.

Massachusetts Update

Massachusetts is continuing to benefit from the strong local and national economy. The Commonwealth's economic indicators are positive, revenues continue to exceed projections, and unemployment is at its lowest level in more than 20 years. At the root of the Commonwealth's sound financial position is a strong job market. Job growth

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Scudder Massachusetts Tax Free Fund:
Consistent Long-Term Performance
(Average annual returns for periods ended September 30, 2000)
--------------------------------------------------------------------------------

                    Scudder
                 Massachusetts
                 Tax Free Fund       Lipper                  Number of    Percentile
Period               Return         Average     Rank       Funds Tracked     Rank
-------------------------------------------------------------------------------------
1 Year                5.48%           4.79%     11    of        57         Top 19%
3 Years               4.07%           3.15%      3    of        53         Top 6%
5 Years               5.34%           4.69%      6    of        48         Top 13%
10 Years              7.41%           6.76%      1    of        18         Top 6%
-------------------------------------------------------------------------------------
Past performance does not guarantee future results.

in the construction, services, and finance/insurance/real estate sectors was the principal factor in bringing Massachusetts' average unemployment rate in 1999 down to 3.2% from 3.3% in 1998. High-tech services dominate service sector growth and have made the Commonwealth third in the country in the percentage of its work force employed in the information technology industry, with Boston the top metropolitan area in the United States in this field. Such jobs are highly paid and propelled personal income growth of 7.3% in 1999, almost two points higher than the national average.

The Commonwealth's debt levels are high, but sustainable, given high wealth levels. Although we believe the Commonwealth is in a solid financial position, the recently passed reduction in the state's income tax, if not offset by expenditure controls, could place a strain on finances. So, too, could any unexpected downturn in the national or regional economy. Massachusetts' credit trend remains stable, though we will be increasingly watchful for any sign of unexpected economic decline.

Market Environment

During the six-month period the municipal yield curve, which began 2000 unusually flat, steepened. Yields declined across the maturity spectrum during the period, but yields of short-term bonds declined the most (29 basis points); yields of 30-year bonds dropped by 8 basis points. The gradual steepening of the yield curve and reductions in yields (bond yields and prices move in opposite directions) brought about higher prices and positive total returns for most municipal bonds during the period. In addition, municipal bonds slightly underperformed Treasuries over the six months ended in September: While yields of 10-year AAA-rated municipals declined 20 basis points and their prices rose 1.5%, yields of 10-year Treasury bonds declined 27 basis points and their prices rose 2.0%. At the close of the period municipal bonds represented attractive value compared with Treasuries as the average yield of 10-year municipal bonds was 82.8% of the average yield of comparable Treasury bonds.

Portfolio Strategy

Because of the unusual flatness of the municipal yield curve -- and because a flat yield curve will more often tend to steepen, leading to higher relative yields and weaker price performance -- the fund assumed a relatively defensive posture during the period, emphasizing bonds with short and intermediate maturities. As of September 30, the fund held a relatively large percentage (54%) of its portfolio in bonds with maturities between 8 and 14 years. Because the yield curve between 10 and 20 years steepened by 12 basis points during the period, this portfolio structure produced a positive total return for the fund. By contrast, the fund's small representation in market discount bonds^1 (some of the top performers during the period) compared with other similar funds hindered the fund's competitive performance. It should be noted, however, that the fund's limited exposure to market discount bonds during its previous fiscal year (when market discount bonds were the worst performers) boosted its longer-term performance.

We also continued to emphasize bond "structure" during the period, retaining two important elements of our long-term strategy: First, we focused on premium "cushion" bonds -- high coupon bonds trading at a premium to face value that can be redeemed prior to maturity. We believe that the extra yield provided by cushion bonds adequately compensates the fund for the call feature in the current environment. Second, we continued the fund's strong emphasis on call protection -- generally, a bond is called in by its issuer so that it can be refinanced at a lower prevailing rate. Our call-protection strategy provides a more reliable income stream for the fund than would exist if the portfolio held a significant proportion of bonds that could be called in before their stated maturities. Though "structured" bonds -- premium bonds as well as noncallable bonds -- are more popular

^1 "Market discount" is a provision that can subject municipal bonds sold at a discount to ordinary income tax.

than ever within our industry (and therefore slightly more expensive than in the past), we feel that their long-term return potential more than justifies their cost.

In addition, credit spreads -- the difference in yield between higher- and lower-rated bonds -- remained at wide levels. Because of this, we continued to selectively add to credits which we deemed to be appropriate risks. The fund's overall portfolio quality remains high, with over 82% of portfolio securities rated A or better at the close of the period. We continue to invest in a broad selection of Massachusetts tax-exempt issues, including state general obligation bonds, water and sewer revenue bonds, and hospital revenue bonds.

Outlook

Because of the relative economic balance between the tight U.S. labor market on one hand and evidence of a slowing economy on the other, we do not expect the Federal Reserve to adjust short-term interest rates for the remainder of 2000. Thus the prospects for additional steepening of the yield curve seem guarded for the moment. Bond markets are likely to be relatively static until they see signs that the Fed's next move will be to cut interest rates. We believe the likelihood of such a reduction -- leading to higher bond prices -- will increase in early 2001. In terms of fund strategy, we will continue to search for attractively valued -- and structured -- intermediate-term municipal bonds. We will also continue to selectively invest in bonds with slightly lower ratings to boost the fund's yield. We believe Scudder Massachusetts Tax Free Fund remains an attractive investment for those seeking a high level of income free from federal and Massachusetts income taxes.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon                               /s/Rebecca L. Wilson

Philip G. Condon                                  Rebecca L. Wilson

Glossary of Investment Terms
--------------------------------------------------------------------------------

              Bond An interest-bearing security issued by the federal, state, or local government or a corporation that obligates the issuer to pay the bondholder a specified amount of interest for a stated period -- usually a number of years -- and to repay the face amount of the bond at its maturity date.

           General    A municipal bond backed by the "full faith and credit"
        Obligation    (including the taxing and further borrowing power) of
              Bond    the city, state, or agency that issues the bond. A general obligation bond is repaid with the issuer's general revenue and borrowings.

         Inflation    An overall increase in the prices of goods and services,
                      as happens when business and consumer spending increases relative to the supply of goods available in the marketplace -- in other words, when too much money is chasing too few goods. High inflation has a negative impact on the prices of fixed-income securities.

    Municipal Bond    An interest-bearing debt security issued by a state
                      or local government entity.

         Net Asset    The price per share of a mutual fund based on the sum of
       Value (NAV)    the market value of all the securities owned by the fund
                      divided by the number of outstanding shares.

           Taxable    The level of yield a fully taxable instrument would have
        Equivalent    to provide to equal that of a tax-free municipal bond on
            Yield     an after-tax basis.

        30-Day SEC    The standard yield reference for bond funds,
             Yield    based on a formula prescribed by the SEC. This annualized
                      yield calculation reflects the 30-day average of the income earnings of every holding in a given fund's portfolio, net of expenses, assuming each is held to maturity.

      Total Return    The most common yardstick to measure the performance
                      of a fund. Total return -- annualized or compound
                      -- is based on a combination of share price changes plus income and capital gain distributions, if any, expressed as a percentage gain or loss in value.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                        as of September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

                                                         Principal
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Long-Term Municipal Investments 100.0%
--------------------------------------------------------------------------------
 Massachusetts
 Boston, MA, General Obligation, Series 1992A,
   Prerefunded 7/1/2002, 6.5%, 7/1/2012** ..............   2,320,000   2,443,424
Boston, MA, Industrial Development Financing
   Authority:
   First Mortgage-Springhouse Project,
     4.75%, 7/1/2001 ...................................     195,000     193,452
     4.875%, 7/1/2002 ..................................     255,000     250,354
     Series 1998, 5.5%, 7/1/2008 .......................   1,020,000     947,070
     Series 1995, Prerefunded 7/1/2005,
       9.25%, 7/1/2025** ...............................   2,000,000   2,410,540
Chicopee, MA, Electric System Revenue,
   Series 1978, ETM, 7.125%, 1/1/2017*** ...............   1,210,000   1,403,322
Haverhill, MA, Unlimited Tax, General Obligation,
   Series 1992A, Prerefunded 6/15/2002, 7%,
   6/15/2012 (b)** .....................................     600,000     636,222
Holliston, MA, General Obligation, 5.5%, 12/1/2015 (b) .   1,660,000   1,686,195
Ipswich MA, General Obligation, 5.25%, 11/15/2017 (b) ..   2,325,000   2,270,967
Malden, MA, General Obligation, Series 1998, 4.5%,
   10/1/2017 (b) .......................................   5,135,000   4,424,316
Massachusetts Bay Transportation Authority:
   Certificate of Participation, 7.75%, 1/15/2006 ......   1,000,000   1,084,520
   General Transportation System:
     Series 1997B, 6.2%, 3/1/2016 ......................   3,100,000   3,381,015
     Series 1997C, 6.1%, 3/1/2013 ......................   1,250,000   1,356,088
   Massachusetts Revenue, Special Assessment:
     Series A, 5.75%, 7/1/2011 .........................   4,250,000   4,510,185
     Series A, 5.75%, 7/1/2015 .........................   6,405,000   6,621,745
   Series 1999A, 5.25%, 3/1/2018 (b) ...................   6,870,000   6,686,228
Massachusetts Educational Loan Authority, Education Loan
   Revenue, Revenue Bond, Issue E, Series A, 6.7%,
   1/1/2002 (b) ........................................     340,000     347,674
Massachusetts Health & Educational Facilities Authority:
   Berkshire Health System:
     Series 1994C, 5.9%, 10/1/2011 .....................     900,000     839,925
     Series 1995D, 5.3%, 10/1/2003 (b) .................   1,350,000   1,376,244
   Boston College Issue, Series 1998L, 5.25%,
     6/1/2015 ..........................................     720,000     706,954
   Boston Medical Center, Series 1998A, 5.25%,
     7/1/2013 (b) ......................................   4,575,000   4,545,217

    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

   Cape Cod Health Care, Series 1998B, 5.25%,
     11/15/2013 .........................................    1,365,000    1,195,576
   Community College Program, Series 1992A,
     Prerefunded 10/1/2002, 6.5%, 10/1/2009** ...........    1,000,000    1,057,820
   Cooley Dickson Hospital Inc., Prerefunded 5/15/2003,
     7.125%, 11/15/2018** ...............................    1,940,000    2,076,770
   Deaconess Hospital, Series 1992B, Prerefunded
     4/1/2002, 6.625%, 4/1/2012 (b)** ...................    2,000,000    2,100,400
   Fairview Extended Care, Series 1997B, 4.55%,
     1/1/2021 (b) .......................................    1,645,000    1,634,554
   Massachusetts Eye and Ear Infirmary, Series 1991A,
     ETM, 7%, 7/1/2001*** ...............................      755,000      766,763
   Massachusetts General Hospital, Series 1992F,
     6.25%, 7/1/2012 (b) ................................    5,000,000    5,521,900
   Medical, Academic & Scientific:
     Series 1995A, 6%, 1/1/2001 .........................    1,000,000    1,002,290
     Series 1995A, 6.1%, 1/1/2002 .......................      500,000      504,945
     Series 1995B, 6.5%, 1/1/2009 .......................    5,000,000    5,159,200
   Medical Center of Central Massachusetts, Series 1991A,
     7%, 7/1/2012 (b) ...................................    3,600,000    3,738,960
   Melrose-Wakefield, Series 1996C, Prerefunded
     7/1/2006, 6%, 7/1/2012** ...........................    1,000,000    1,084,340
   Milford-Whitinsville Regional, Series 1998C, 5.75%,
     7/15/2013 (b) ......................................    1,750,000    1,525,370
   Newton-Wellesley Hospital, Series 1997G, 6%,
     7/1/2012 (b) .......................................    1,000,000    1,056,320
   North Adams, Series 1996C, 6.625%, 7/1/2018 ..........    1,560,000    1,441,346
   Northeastern University, Series E, 6.4%,
      10/1/2007 (b) .....................................    1,000,000    1,050,200
   Partners Healthcare System, Series 1997A, 5.25%,
     7/1/2013 (b) .......................................    2,000,000    1,986,980
   St. Luke's Hospital, New Bedford, Series C, Inverse
     Healthcare Floating Note, 7.27%, 8/15/2010* ........    3,400,000    3,570,000
   Suffolk University, Series 1996C, 5.65%,
     7/1/2011 (b) .......................................    1,045,000    1,083,508
Massachusetts Housing Finance Agency:
   Housing Project Refunding Revenue:
     Series 1993A, 6.3%, 10/1/2013 ......................    7,000,000    7,159,250
     Series 1993A, 6.375%, 4/1/2021 .....................    3,905,000    3,958,967
     Series 1994B, 6.05%, 12/1/2009 (b) .................    3,000,000    3,095,910
   Residential Development, Series 1992C,
     6.875%, 11/15/2011 .................................   15,250,000   15,959,735
   Single-Family Mortgage Revenue, Series 44,
     5.9%, 12/1/2013 ....................................    2,010,000    2,014,201

    The accompanying notes are an integral part of the financial statements.

                                                             Principal
                                                            Amount ($)     Value ($)
------------------------------------------------------------------------------------

Massachusetts Industrial Finance Agency:
   Assisted Living Facilities Revenue TNG Marina Bay
     LLC Project, Series 1997, AMT, 7.5%, 12/1/2027 ......   1,000,000     989,550
   Babson College, Series 1997A, 5.375%, 10/1/2017 .......   1,700,000   1,638,545
   College of the Holy Cross:
     Series 1992, Issue II, Prerefunded 11/1/2002, 6.375%,
       11/1/2009** .......................................   1,000,000   1,056,390
     Series 1996, 5.5%, 3/1/2006 (b) .....................   1,000,000   1,040,290
   Dana Hall School Issue, Series 1997 A, 5.7%,
     7/1/2013 ............................................   1,000,000     978,820
   Deerfield Academy, Series 1997, 5.125%, 10/1/2017 .....   1,520,000   1,460,948
   East Boston Neighborhood, Series 1996, 7.625%,
     7/1/2026 ............................................   2,750,000   2,637,965
   East Boston Neighborhood Project, Series 1996, 7.25%,
     7/1/2006 ............................................     680,000     645,966
   Edgewood Retirement Community, Series 1995 A, 9%,
     11/15/2025 ..........................................   1,650,000   1,987,425
   First Mortgage, Evanswood Bethzatha, Series 1994A,
     7.875%, 1/15/2020 ...................................   1,000,000     560,000
   Massachusetts Biomedical Research Corp.:
     Series 1989 A, Zero Coupon, 8/1/2001 ................   3,650,000   3,507,541
     Series 1989 A, Zero Coupon, 8/1/2002 ................   3,650,000   3,342,123
   Merrimack College, Series 1997, 5%, 7/1/2012 (b) ......   1,560,000   1,536,725
   Pollution Control Revenue, Boston Edison Company,
     Series 1994 A, 5.75%, 2/1/2014 ......................   2,000,000   1,959,740
   Pollution Control Revenue, Eastern Edison Company
     Project, Series 1993, 5.875%, 8/1/2008 ..............   4,750,000   4,760,450
   Resource Recovery, North Andover Solid Waste:
     Series 1993 A, 6.15%, 7/1/2002 ......................     750,000     762,615
     Series 1993 A, 6.3%, 7/1/2005 .......................   9,250,000   9,657,093
   Solid Waste Disposal, Peabody Monofil Project,
     Series 1994, 9%, 9/1/2005 (c) .......................   2,485,000   2,579,828
   The Tabor Academy, Series 1998, 5.4%, 12/1/2018 .......   1,000,000     919,960
   Worcester Polytechnical University, Series 1997 II,
     5.125%, 9/1/2016 (b) ................................   2,600,000   2,495,194
Massachusetts Municipal Wholesale Electric Company,
   Power Supply System Revenue:
     Series 1992B, 6.375%, 7/1/2001 ......................   1,000,000   1,012,790
     Series 1992A, 6.75%, 7/1/2006 .......................   2,855,000   2,982,676
     Series 1992B, 6.75%, 7/1/2008 .......................   9,000,000   9,402,480
     Series 1992C, 6.625%, 7/1/2010 ......................   1,000,000   1,042,650
     Series 1992C, 6.625%, 7/1/2010 (b) ..................   3,500,000   3,677,065

    The accompanying notes are an integral part of the financial statements.

                                                         Principal
                                                        Amount ($)    Value ($)
--------------------------------------------------------------------------------

Massachusetts Port Authority Revenue:
   Series A, 5.75%, 7/1/2011 ..........................   2,000,000   2,130,300
   Series 1998D, 5%, 7/1/2028 .........................   3,000,000   2,675,490
   Series 1999A, Inverse Floating Note,
     5.39%, 7/1/2011* .................................   4,195,000   4,195,000
   Series 1999B, Inverse Floating Note, 5.39%,
     7/1/2012* ........................................     805,000     824,248
   Series 1999D, AMT, Inverse Floating Note, 6.47%,
     7/1/2013* ........................................     930,000   1,062,190
   Series 1999D, AMT, Inverse Floating Note, 6.47%,
     7/1/2014* ........................................     995,000   1,120,171
   Series 1999D, AMT, Inverse Floating Note, 6.47%,
     7/1/2015* ........................................   1,065,000   1,181,745
   Series 1999D, AMT, Inverse Floating Note, 6.68%,
     7/1/2016* ........................................     925,000   1,036,934
   Series 1999D, AMT, Inverse Floating Note, 6.68%,
     7/1/2017* ........................................     775,000     862,544
   Series 1999D, AMT, Inverse Floating Note, 5.39%,
     7/1/2018* ........................................   1,310,000   1,254,574
   Special Facilities-USAir Project, AMT, Series 1996A,
     5.5%, 9/1/2006 (b) ...............................     640,000     662,496
   Tax Exempt Receipts, Step-up Coupon, 0% to 7/1/2003,
     13% to 7/1/2013 ..................................   1,000,000   1,226,900
   USAir Private Jet, Series 1996 A, AMT, 5.75%,
     9/1/2016 .........................................   1,000,000   1,005,630
Massachusetts Special Obligation:
   Series 1996A, 5.5%, 6/1/2011 (b) ...................   5,000,000   5,160,500
   Series 1994A, 5.2%, 6/1/2004 .......................   1,000,000   1,021,690
Massachusetts State, Grant Anticipation Notes:
   Series A, 5.5%, 6/15/2014 ..........................   5,000,000   5,065,850
   Series B, 5.125%, 12/15/2014 .......................   2,000,000   1,947,680
Massachusetts State Grant Anticipation Revenue Note,
   Series 1998A, 5.25%, 12/15/2012 ....................   7,050,000   7,157,513
Massachusetts State Development Agency Revenue,
   Massachusetts Biomedical Research:
     Series C, 6.25%, 8/1/2013 ........................   2,180,000   2,259,178
     Series C, 6.375%, 8/1/2014 .......................   1,000,000   1,036,510
Massachusetts State Development Financial Agency:
   Health Care Facilities, Series 1999A, 7.1%,
     7/1/2032 .........................................   3,990,000   3,678,022
   Higher Education:
     Series 2000, 5.75%, 7/1/2012 .....................     500,000     529,155
     Series 2000, 5.75%, 7/1/2015 .....................   1,265,000   1,311,097

    The accompanying notes are an integral part of the financial statements.

                                                        Principal
                                                       Amount ($)     Value ($)
--------------------------------------------------------------------------------

 Massachusetts State General Obligations:
   5.599%, 6/1/2009 .................................    5,000,000    5,659,400
   5.602%, 6/1/2011 .................................   10,620,000   11,861,690
   5.961%, 11/1/2010 ................................    2,000,000    2,353,400
   Consolidated Loan, Series 1991A, 7.5%, 6/1/2004 ..   12,400,000   13,233,025
   Hynes Convention Center, Series 1992A, Zero
     Coupon, 9/1/2004 ...............................    2,000,000    1,656,660
   Series C, 6%, 8/1/2009 (b) .......................    2,000,000    2,169,580
   Series A, 5.25%, 2/1/2001 (b) ....................    3,000,000    3,008,460
   Series C, Zero Coupon, 12/1/2004 .................      910,000      746,000
   Series 1990C, ETM, Zero Coupon, 12/1/2004*** .....    7,505,000    6,160,029
   Series 1992A, Prerefunded 6/1/2002, 6.5%,
     6/1/2008** .....................................      330,000      343,880
   Series 1992B, 6.5%, 8/1/2008 .....................    5,400,000    5,982,282
   Series 1996A, Inverse Floating Note, 7.78%,
     6/28/2008* .....................................    5,000,000    5,824,900
   Series 1998B, 5%, 4/1/2016 (b) ...................    4,000,000    3,789,120
   Series 1999B, 5%, 5/1/2019 .......................    3,000,000    2,770,740
Massachusetts State Health and Educational Facilities
   Authority:
   Caritas Christi:
     Obligation, Series 1999A, 5.625%, 7/1/2020 .....    4,000,000    3,271,960
     Series 1999A, 5.25%, 7/1/2004 ..................    1,000,000      962,300
   Prerefunded, 7/1/2002, Series 1992D, 6.5%,
     7/1/2010** .....................................    1,640,000    1,726,674
   Revenue, Winchester Hospital, Series E, 6.75%,
     7/1/2030 .......................................    2,000,000    1,962,020
   Revenue Bond, Series 1992D, 6.5%, 7/1/2010 (b) ...      860,000      898,743
   Stonehill College:
     Series 1992E, 6.55%, 7/1/2012 (b) ..............    2,755,000    2,888,783
     Series 1992E Prerefunded 7/1/2002, 6.55%,
       7/1/2012 (b)** ...............................    2,245,000    2,366,320
Massachusetts State Industrial Finance Agency:
     Belmont, Series 1998, 5.625%, 9/1/2020 .........    1,265,000    1,228,808
     Belmont Hill School, Series 1998, 5.15%,
       9/1/2013 .....................................    1,000,000      958,960
     Concord Academy, Series 1997, 5.45%, 9/1/2017 ..    1,205,000    1,157,595
Massachusetts State Turnpike Authority MET Highway
   Systems Revenue, SR-Series A, 5.125%,
     1/1/2023 (b) ...................................    5,000,000    4,593,550
Massachusetts Water Pollution Abatement Trust:
   MWRA Loan Program, Series A, 6%, 8/1/2019 ........    4,000,000    4,256,720
   Pooled Loan Program, Series 5, 5.5%, 8/1/2012 ....    2,325,000    2,410,653
   Pooled Loan Program, Series 1995, 5.7%,
     2/1/2015 .......................................    1,150,000    1,173,414
   Prerefunded, Series 1998A, ETM, 5.25%,
     8/1/2013*** ....................................    3,110,000    3,138,736

    The accompanying notes are an integral part of the financial statements.

                                                         Principal
                                                        Amount ($)     Value ($)
--------------------------------------------------------------------------------

   Series 4, 5.125%, 8/1/2013 .......................    2,000,000    1,995,200
   Series 5, 5.375%, 8/1/2027 .......................    4,775,000    4,596,845
   Series 1998A, 5.25%, 2/1/2013 ....................    1,000,000    1,009,890
   Series 1998A, 5.25%, 8/1/2013 ....................      390,000      390,862
   Series 1999, Inverse Floating Note, 7.82%,
     8/1/2011* ......................................    5,500,000    6,346,120
Massachusetts Water Resource Authority:
   General Obligation, Series C, 5.25%, 12/1/2015 ...    4,030,000    4,004,692
   General Obligation, Series 1998A, 5.5%,
     8/1/2013 (b) ...................................    1,445,000    1,494,722
   Series 1992B, 6%, 11/1/2008 ......................    5,785,000    6,029,416
   Series 1992A, 6.5%, 7/15/2009 ....................   15,000,000   16,753,500
   Series 1992A, 6.5%, 7/15/2019 ....................    3,000,000    3,363,480
   Series 2000A, 6%, 8/1/2012 .......................    2,485,000    2,683,303
   Series 2000A, 6%, 8/1/2013 (b) ...................    1,000,000    1,073,360
   Series 2000A, 6%, 8/1/2014 .......................      700,000      746,872
   5.25%, 12/1/2015 (b) .............................    6,050,000    6,030,761
Middleborough, MA, General Obligation:
   Series 1992A, 5.25%, 1/15/2018 (b) ...............    1,515,000    1,471,307
   Series 1992A, 5.25%, 1/15/2019 (b) ...............    1,470,000    1,417,962
   Series 1999A, 5.25%, 1/15/2017 (b) ...............    1,525,000    1,490,596
Nantucket, MA, General Obligation:
   Prerefunded 12/1/2001, 6.25%, 12/1/2002** ........      250,000      258,990
   Series 1991, 6.8%, 12/1/2011 .....................    1,000,000    1,045,960
   Series 1997, 5%, 7/15/2017 (b) ...................    1,000,000      938,260
Narragansett, MA, Regional School District,
   General Obligation, 6.5%, 6/1/2012 (b) ...........    1,145,000    1,281,518
New England Education Loan Marketing Corp.,
   Massachusetts Student Loan Revenue Refunding,
   Series 1992A, 5.8%, 3/1/2002 .....................    3,150,000    3,200,022
Rail Connections, Inc., Route 128 Parking Garage:
   Series 1999A, 5.25%, 7/1/2008 ....................      705,000      696,117
   Series 1999A, 5.4%, 7/1/2010 .....................    1,000,000      987,980
   Series 1999A, 6%, 7/1/2012 .......................      250,000      255,338
   Series 1999A, 6%, 7/1/2014 .......................      250,000      251,548
   Series 1999B, Zero Coupon, 7/1/2015 ..............      750,000      296,895
   Series 1999B, Zero Coupon, 7/1/2016 ..............    1,025,000      375,857
Route 3 North Transportation Improvement Association:
   Massachusetts Lease, Revenue Bond:
     5.75%, 6/15/2012 (b) ...........................    1,105,000    1,164,571
     5.75%, 6/15/2013 (b) ...........................    2,500,000    2,615,225
     5.75%, 6/15/2016 (b) ...........................    4,910,000    5,053,077

    The accompanying notes are an integral part of the financial statements.

                                                         Principal
                                                       Amount ($)     Value ($)
--------------------------------------------------------------------------------

South Essex, MA, Sewer District, General Obligation,
   Series 1994B, Prerefunded 6/1/2004, 6.75%,
   6/1/2013** ..........................................   1,000,000   1,091,930
Southeastern Massachusets University Building Authority,
   Series 1995A, 5.5%, 5/1/2004 (b) ....................   1,010,000   1,041,401
Springfield, MA, General Obligation, Series 1999, 6%,
   10/1/2014 (b) .......................................   1,955,000   2,082,994
Springfield, MA, Municipal Purpose Loan, General
   Obligation, Series 1996, 6.25%, 8/1/2006 (b) ........   1,000,000   1,081,980
State of Massachusetts, Revenue Bond, Federal Highway,
   Series 1998A, Zero Coupon, 12/15/2014 ...............   9,000,000   4,134,060
Tantasqua, MA, Regional School District:
   General Obligation:
     5.625%, 8/15/2012 (b) .............................   2,580,000   2,716,043
     5.625%, 8/15/2013 (b) .............................   2,575,000   2,689,485
     5.625%, 8/15/2014 (b) .............................   2,575,000   2,666,284
University of Massachusetts, Building Authority Revenue:
   Series 1995B, 6.625%, 5/1/2009 ......................   2,415,000   2,714,871
   Series 1995B, 6.625%, 5/1/2010 ......................   2,575,000   2,913,587
   Series 1995B, 6.75%, 5/1/2011 .......................   2,745,000   3,143,382
   Series 1995B, 6.875%, 5/1/2014 ......................   1,300,000   1,509,534
Westfield, MA, General Obligations, 6.5%,
   5/1/2013 (b) ........................................   1,170,000   1,303,930
Westford, MA, General Obligations, 5.75%,
   4/1/2012 (b) ........................................   1,140,000   1,207,636
Worcester, MA, General Obligation:
   5.625%, 8/15/2012 (b) ...............................   2,560,000   2,694,989
   5.625%, 8/15/2013 (b) ...............................   2,625,000   2,741,708
   Prerefunded 5/15/2002, 6.9%, 5/15/2005 (b)** ........   1,850,000   1,955,450
   Series 1991, Prerefunded 5/15/2002, 6.9%,
     5/15/2006 (b)** ...................................   1,500,000   1,585,500
Puerto Rico
Puerto Rico Highway and Transportation Authority,
   Highway Revenue, Series 1996Y, 6.25%, 7/1/2014 ......   2,000,000   2,223,100
Puerto Rico Public Building Authority, Government
   Facilities, Series 1995A, 6.75%, 7/1/2004 (b) .......   2,250,000   2,441,543
Virgin Islands
Virgin Islands Public Finance Authority Revenue Bonds,
   Series 1998C, 5.5%, 10/1/2004 .......................   2,000,000   2,027,920
--------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $439,863,823)            452,749,183
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $439,863,823) (a)         452,749,183
--------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

(a)The cost for federal income tax purposes was $439,863,823. At September 30, 2000, net unrealized appreciation for all securities based on tax cost was $12,885,360. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $16,228,865 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $3,343,505.

(b) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

(c) Restricted Securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended. The aggregate fair value of restricted securities at September 30, 2000, amounted to $2,579,828 which represents 0.56% of net assets. Information concerning such restricted securities at September 30, 2000 is as follows:

                                          Principal   Acquisition
    Security                                 ($)          Date       Cost ($)
    ------------------------------------ -----------  ------------ ------------
    Massachusetts Industrial Finance
       Agency, Solid Waste Disposal,
       Peabody Monofil Project,
       Series 1994, 9%, 9/1/2005 .......  2,485,000   12/30/1994    2,485,000

* Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with a similar maturity. These securities are shown at their rate as of September 30, 2000.

** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

     AMT: Subject to alternative minimum tax

    The accompanying notes are an integral part of the financial statements.

Financial Statements

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of September 30, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $439,863,823) .   $ 452,749,183
Receivable for investments sold .........................       4,397,581
Interest receivable .....................................       7,055,429
Receivable for Fund shares sold .........................             708
Due from Adviser ........................................          17,925
Other assets ............................................           2,098
                                                           --------------
Total assets ............................................     464,222,924

Liabilities
--------------------------------------------------------------------------------
Due to custodian bank ...................................       3,222,249
Dividends payable .......................................         792,882
Payable for Fund shares redeemed ........................          34,124
Accrued management fee ..................................         238,784
Accrued Trustees' fees and expenses .....................          44,058
Other accrued expenses and payables .....................         145,391
                                                           --------------
Total liabilities .......................................       4,477,488
--------------------------------------------------------------------------------
Net assets, at value                                        $ 459,745,436
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Net unrealized appreciation (depreciation) on
   investments ..........................................      12,885,360
Accumulated net realized gain (loss) ....................      (5,985,832)
Paid-in capital .........................................     452,845,908
--------------------------------------------------------------------------------
Net assets, at value                                        $ 459,745,436
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------
Net Asset Value, offering and redemption price
  per share ($459,745,436 / 33,505,691 outstanding
  shares of beneficial interest, $.01 par value,           --------------
  unlimited number of shares authorized) ................  $        13.72
                                                           --------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the six months ended September 30, 2000
(Unaudited)
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Interest ......................................................   $ 11,825,027
                                                                  ------------
Expenses:
Management fee ................................................      1,212,616
Administrative fee ............................................        118,216
Services to shareholders ......................................         67,364
Custodian and accounting fees .................................         27,168
Auditing ......................................................         12,135
Legal .........................................................         12,114
Trustees' fees and expenses ...................................         54,132
Reports to shareholders .......................................          6,779
Registration fees .............................................          5,826
Other .........................................................         49,297
                                                                  ------------
Total expenses, before expense reductions .....................      1,565,647
Expense reductions ............................................        (25,102)
                                                                  ------------
Total expenses, after expense reductions ......................      1,540,545
--------------------------------------------------------------------------------
Net investment income                                               10,284,482
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------

Net realized gain (loss) from:
Investments ...................................................       (186,741)
Futures .......................................................        218,550
                                                                  ------------
                                                                        31,809
                                                                  ------------
Net unrealized appreciation (depreciation) during the
   period on investments                                             3,253,712
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                           3,285,521
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
   operations                                                     $ 13,570,003
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------------
Statements of Changes in Net Assets
-------------------------------------------------------------------------------------

                                                        Six Months
                                                      Ended September     Year Ended
                                                            30,           March 31,
Increase (Decrease) in Net Assets                    2000 (Unaudited)        2000
-------------------------------------------------------------------------------------
Operations:
Net investment income .............................   $  10,284,482    $  20,008,311
Net realized gain (loss) on investment transactions          31,809       (4,102,368)
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......       3,253,712      (17,615,389)
                                                      -------------    -------------
Net increase (decrease) in net assets resulting
   from operations ................................      13,570,003       (1,709,446)
                                                      -------------    -------------
Distributions to shareholders from:
Net investment income .............................     (10,284,482)     (20,008,311)
                                                      -------------    -------------
Net realized gains ................................            --           (487,459)
                                                      -------------    -------------
Fund share transactions:
Proceeds from shares sold .........................      60,320,532      113,487,731
Net assets acquired in tax-free reorganization ....      73,134,503             --
Reinvestment of distributions .....................       6,137,219       13,175,774
Cost of shares redeemed ...........................     (58,099,758)    (149,760,728)
                                                      -------------    -------------
Net increase (decrease) in net assets from Fund
   share transactions .............................      81,492,496      (23,097,223)
                                                      -------------    -------------
Increase (decrease) in net assets .................      84,778,017      (45,302,439)
Net assets at beginning of period .................     374,967,419      420,269,858
                                                      -------------    -------------
Net assets at end of period .......................   $ 459,745,436    $ 374,967,419
                                                      -------------    -------------

Other Information
-------------------------------------------------------------------------------------
Shares outstanding at beginning of period .........      27,559,639       29,290,636
                                                      -------------    -------------
Shares sold .......................................       4,425,204        8,240,289
Shares issued in tax-free reorganization ..........       5,330,504             --
Shares issued to shareholders in reinvestment of
   distributions ..................................         450,506          960,423
Shares redeemed ...................................      (4,260,162)     (10,931,709)
                                                      -------------    -------------
Net increase (decrease) in Fund shares ............       5,946,052       (1,730,997)
                                                      -------------    -------------
Shares outstanding at end of period ...............      33,505,691       27,559,639
                                                      -------------    -------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

-------------------------------------------------------------------------------------
Years ended March 31,           2000(b)     2000     1999     1998     1997    1996
-------------------------------------------------------------------------------------
Net asset value, beginning of
period                         $13.61     $14.35   $14.34   $13.72   $13.70  $13.33
                               ------------------------------------------------------
-------------------------------------------------------------------------------------
Income (loss) from investment operations:
-------------------------------------------------------------------------------------
  Net investment income           .35        .69      .69      .70      .70     .72
-------------------------------------------------------------------------------------
  Net realized and unrealized
  gain (loss) on investment
  transactions                    .11       (.72)     .06      .62      .02     .37
                               ------------------------------------------------------
-------------------------------------------------------------------------------------
  Total from investment
  operations                      .46       (.03)     .75     1.32      .72    1.09
-------------------------------------------------------------------------------------
Less distributions from:
-------------------------------------------------------------------------------------
  Net investment income          (.35)      (.69)    (.69)    (.70)    (.70)   (.72)
-------------------------------------------------------------------------------------
  Net realized gains on
  investment transactions          --       (.02)    (.05)      --       --      --
                               ------------------------------------------------------
-------------------------------------------------------------------------------------
  Total distributions            (.35)      (.71)    (.74)    (.70)    (.70)   (.72)
-------------------------------------------------------------------------------------
Net asset value, end of period $13.72     $13.61   $14.35   $14.34   $13.72  $13.70
                               ------------------------------------------------------
-------------------------------------------------------------------------------------
Total Return (%)                 3.39(a)**  (.13)    5.29     9.82     5.39    8.28(a)
-------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
-------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                      460      375        420      374      330    314
-------------------------------------------------------------------------------------
Ratio of expenses before
expense reductions (%)            .76(c)*     .74     .73      .76      .76     .76
-------------------------------------------------------------------------------------
Ratio of expenses after
expense reductions (%)            .76(c)*     .74     .73      .76      .76     .75
-------------------------------------------------------------------------------------
Ratio of net investment income
(%)                              5.07*     5.03      4.76     4.97     5.12    5.23
-------------------------------------------------------------------------------------
Portfolio turnover rate (%)        41*       39        11        8       12      21
-------------------------------------------------------------------------------------

(a)  Total returns would have been lower had certain expenses not been reduced.

(b)  For the six months ended September 30, 2000 (Unaudited).

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were .75% and .75%, respectively (see Notes to Financial Statements).

*    Annualized

**   Not annualized

Notes to Financial Statements                                        (Unaudited)
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Massachusetts Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On July 28, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, all of the net assets acquired from the merger with Scudder Massachusetts Limited Term Tax Free Fund (see Note G) were designated as Class S shares. Effective October 2, 2000, the Fund will commence offering Class AARP shares, shares specifically designed for members of AARP.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased index futures to manage the duration of the portfolio.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the

Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At March 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $3,506,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2008, the expiration date, whichever occurs first. In addition, from November 1, 1999 through March 31, 2000, the Fund incurred approximately $960,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ended March 31, 2001.

In addition, the Fund inherited approximately $617,000 of capital losses from its merger (see Note G) with Scudder Massachusetts Limited Term Tax Free Fund, which may be applied against any realized net taxable capital gains in future years, subject to certain limitations imposed by Section 832 of the Internal Revenue Code.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended September 30, 2000, purchases and sales of municipal securities (excluding short-term investments) aggregated $99,356,549 and $82,259,181, respectively.

C. Related Parties

As described in Note F, Scudder Kemper Investments, Inc. has initiated a restructuring program for most of its Scudder no-load, open-end funds. As part of this reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective July 31, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.60% on the first

$400,000,000 of average daily net assets and 0.525% of such net assets in excess of $400,000,000, computed and accrued daily and payable monthly.

Effective July 31, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted a new Investment Management Agreement (the "Management Agreement") with Scudder Kemper. The Management Agreement is identical to the pre-existing Agreement, except for the dates of execution and termination. The management fee payable under the Management Agreement is equal to an annual rate of 0.60% on the first $400,000,000 of average daily net assets and 0.525% of such net assets in excess of $400,000,000, computed and accrued daily and payable monthly.

For the six months ended September 30, 2000 the fees pursuant to these agreements amounted to $1,212,616, of which $201,463 was unpaid at September 30, 2000. The management fee imposed was equivalent to an annualized effective rate of 0.60% of the Fund's average daily net assets.

Administrative Fee. Effective July 31, 2000, the Fund, as approved by the Fund's Board of Trustees, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder Kemper. Under the Administrative Agreement the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.15% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund would not be borne by Scudder Kemper under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Trustees (including the fees and expenses of their independent counsel). For the period from July 31, 2000 to September 30, 2000, the Administrative Agreement expense charged to the Fund amounted to $118,216, all of which was unpaid at September 30, 2000.

Other Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. Prior to July 31, 2000, the amount charged to the Fund by SSC aggregated $63,293.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to July 31, 2000, the amount charged to the Fund by SFAC aggregated $18,603, of which $6,095 is unpaid at September 30, 2000.

Effective July 31, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement.

Trustee Fees and Expenses. The Fund pays each Trustee not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended September 30, 2000, Trustees' fees and expenses aggregated $18,283. In addition, a one-time fee of $35,849 was accrued for payment to those Trustees not affiliated with the Adviser who did not stand for re-election under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $17,925 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. For the six months ended September 30, 2000, the Fund's custodian fee was reduced by $7,177 under this arrangement.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds.

G. Acquisition of Assets

On July 28, 2000, the Fund acquired all the net assets of Scudder Massachusetts Limited Term Tax Free Fund pursuant to a plan of reorganization approved by shareholders on July 13, 2000. The acquisition was accomplished by a tax-free exchange of 5,330,504 shares of the Fund for 6,136,017 shares of Scudder Massachusetts Limited Term Tax Free Fund outstanding on July 28, 2000. Scudder Massachusetts Limited Term Tax Free Fund's net assets at that date ($73,134,503), including $381,072 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $389,897,734. The combined net assets of the Fund immediately following the acquisition were $463,032,237.

Shareholder Meeting Results (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Massachusetts Tax Free Fund (the "fund"), a series of Scudder State Tax Free Trust, was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.  To elect Trustees of Scudder State Tax Free Trust.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                          16,501,155           411,807
   Linda C. Coughlin                             16,562,261           350,701
   Dawn-Marie Driscoll                           16,581,081           331,881
   Edgar R. Fiedler                              16,573,048           339,913
   Keith R. Fox                                  16,587,443           325,519
   Joan E. Spero                                 16,566,107           346,855
   Jean Gleason Stromberg                        16,597,403           315,559
   Jean C. Tempel                                16,597,705           315,257
   Steven Zaleznick                              16,573,532           339,430
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending March 31, 2001.

                                    Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
     16,542,363             157,128              213,471                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o  Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

 Eleanor R. Brennan*
   o  Vice President

 Thomas V. Bruns*
   o  Vice President

 Philip G. Condon*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Ashton P. Goodfield*
   o  Vice President

 James E. Masur*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 Rebecca L. Wilson*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary




 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund


                                       34

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser



Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.


SCUDDER
INVESTMENTS (SM)
[LOGO]



PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group